SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

July 31, 2002 (July 23, 2002)

IMPCO TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of
Incorporation or Organization)

001-15143	91-1039211
(Commission File Number)	(I.R.S. Employer
Identification No.)

16804 Gridley Place
Cerritos, California 90703
(Address of Principal Executive Offices) (Zip Code)

(562) 860-6666
(Registrant’s telephone number,
including area code)

Item 2.    Acquisition or Disposition of Assets.

On July 23, 2002 (the “Distribution Date”), IMPCO Technologies, Inc. (“IMPCO” or the “Registrant”), the sole stockholder of Quantum Fuel Systems Technologies Worldwide, Inc. (“Quantum”), distributed 14,142,036 shares of common stock of Quantum (the “Distribution”) to stockholders of record of IMPCO’s common stock as of close of business on July 5, 2002 (the “Record Date”), which shares constituted 100% of the issued and outstanding shares of Quantum as of the Distribution Date. In the Distribution, IMPCO’s stockholders received one share of Quantum common stock for every share of IMPCO common stock owned as of the Record Date. Stockholders were not required to pay any cash or other consideration or surrender or exchange shares of IMPCO common stock in order to receive shares of Quantum common stock in the Distribution.

IMPCO and Quantum were separated for accounting purposes as of 11:59 p.m., eastern time on July 23, 2002. As a result of the Distribution, Quantum is no longer owned by IMPCO and is now an independent public company. Shares of Quantum common stock, which had been traded on a “when issued” basis on the Nasdaq National Market under the symbol “QTWWV” since July 11, 2002, began regular-way trading on July 24, 2002 on the Nasdaq National Market under the symbol “QTWW.” IMPCO common stock continues to be traded on the Nasdaq National Market under the symbol “IMCO.”

IMPCO and Quantum have entered into certain agreements governing the relationship between IMPCO and Quantum after the Distribution and providing for the allocation of tax, employee benefits and certain other assets and liabilities and obligations arising from periods prior to and after the Distribution. These agreements are included as exhibits to this Report.

The Registrant is not aware of any material relationship between Quantum and Registrant or any of its affiliates, any director or officer of the Registrant or any associate of any such director or officer that existed at the date of the Distribution, except as disclosed in Quantum’s Registration Statement on Form 10, as amended (File No. 0-49629), and except that Dale L. Rasmussen, Senior Vice President and Secretary of IMPCO, will remain as Chairman of the Board of Directors of Quantum following the Distribution.

Additional information concerning IMPCO, the Distribution and Quantum is contained in IMPCO’s Annual Report on Form 10-K for the year ended April 30, 2002, Quantum’s Annual Report on Form 10-K for the year ended April 30, 2002, and Quantum’s Registration Statement on Form 10 that was declared effective by the Securities and Exchange Commission on June 14, 2002 (File No. 0-49629) under the Securities Exchange Act of 1934, as amended.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

IMPCO TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On July 23, 2002, the Company completed the distribution and spin-off of its Quantum subsidiary by distributing one share of Quantum common stock for every share of IMPCO common stock held on the record date, which was July 5, 2002. As a result of the spin-off, the Company no longer holds any interest in Quantum and will report it as a discontinued operation in fiscal year 2003.

The following unaudited pro forma condensed consolidated financial statements have been prepared to illustrate the effect of the intended spin-off of Quantum in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed consolidated balance sheet illustrates the post spin-off balance sheet of IMPCO Technologies, Inc. as of April 30, 2002. The unaudited pro forma condensed consolidated statement of operations illustrates the post spin-off statement of income of IMPCO Technologies, Inc. for the year ended April 30, 2002 as if the spin-off had occurred on May 1, 2001.

The pro forma adjustments are based upon available information and upon certain assumptions that management believes are reasonable under the circumstances. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of IMPCO Technologies, Inc., and the notes thereto. The unaudited pro forma condensed consolidated financial statements do not purport to represent what our actual results of operations or actual financial position would have been if the spin-off of Quantum in fact occurred on such dates or to project our results of operations or financial position for any such future period or date.

IMPCO TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
April 30, 2002

	IMPCO	Historical Quantum (1)	Pro Forma Adjustments		Pro forma IMPCO excluding Quantum
ASSETS
Current Assets:
Cash	$11,405,695	$177,414	$15,000,000	(2)	$(3,771,719)
Accounts receivable, less allowance for doubtful accounts	17,598,668	4,494,328	—		13,104,340
Inventories	28,282,575	9,626,616	—		18,655,959
Deferred tax assets	2,807,677		—		2,807,677
Other current assets	2,322,404	87,713	—		2,234,691

Total current assets	62,417,019	14,386,071	15,000,000		33,030,948
Equipment & leasehold improvements:			—
Dies, molds and patterns	8,737,763	2,676,537	—		6,061,226
Machinery and equipment	14,413,896	6,381,335	—		8,032,561
Office furnishings and equipment	16,589,511	7,791,009	—		8,798,502
Automobiles and trucks	596,758	181,173	—		415,585
Leasehold improvements	4,808,286	4,428,449	—		379,837

	45,146,214	21,458,503	—		23,687,711
Less accumulated depreciation and amortization	23,281,881	8,039,150	—		15,242,731

Net equipment and leasehold improvements	21,864,333	13,419,353	—		8,444,980
Intangibles arising from acquisitions, net	9,078,745	—	—		9,078,745
Deferred tax assets	29,128,539	—	—		29,128,539
Other assets	960,289	354,000	—		606,289

	$123,448,925	$28,159,424	$15,000,000		$80,289,501

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$12,001,673	$6,761,294			$5,240,379
Accrued payroll obligations	3,545,817	660,165			2,885,652
Other accrued expenses	3,276,237	1,526,231			1,750,006
Current lines of credit	8,625,000	8,625,000	(8,625,000	)(2)	8,625,000
Current maturities of long-term debt and capital leases	5,661,632	188,832			5,472,800

Total current liabilities	33,110,359	17,761,522	(8,625,000)		23,973,837
Lines of credit	—	—			—
Term loans	4,889,962	—			4,889,962
Capital leases	503,381	127,355			376,026
Minority interest	2,268,093	—			2,268,093
Stockholders’ equity:
Preferred stock	—	—			—
Common stock	12,622	—			12,622
Additional paid-in capital relating to common stock	126,315,507	10,270,547	23,625,000	(2)	92,419,960
Shares held in trust	(321,858)	—			(321,858)
Notes receivable from officers	—	—			—
Retained earnings (accumulated deficit)	(39,671,014)	—			(39,671,014)
Accumulated other comprehensive income	(3,658,127)	—	—		(3,658,127)

Total stockholders’ equity	82,677,130	10,270,547	23,625,000		48,781,583

	$123,448,925	$28,159,424	$15,000,000		$80,289,501

IMPCO TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Fiscal Year Ended April 30, 2002

	IMPCO	Historical Quantum (1)	Pro Forma Adjustments		Pro Forma IMPCO excluding Quantum
Revenue:
Product sales	$83,062,040	$15,458,529	$—		$67,603,511
Contract revenue	8,016,777	7,944,766	—		72,011

Net revenue	91,078,817	23,403,295	—		67,675,522

Costs and expenses:
Cost of product sales	70,123,128	25,581,284	—		44,541,844
Research and development expense	38,512,814	32,656,683	—		5,856,131
Selling, general and administrative expense	26,055,228	4,854,656	1,524,364	(2)	19,676,208

Total costs and expenses	134,691,170	63,092,623	1,524,364		70,074,183

Operating loss	(43,612,353)	(39,689,328)	(1,524,364)		(2,398,661)
Interest expense	1,652,817	488,444	—		1,164,373
Interest income	(245,188)	(9,555)	—		(235,633)

Loss before income taxes, minority interest in income of consolidated subsidiaries and dividends	(45,019,982)	(40,168,217)	(1,524,364)		(3,327,401)
Income tax expense (benefit)	(18,007,905)	800	(16,676,144	)(3)	(1,330,961)
Minority interest in income of consolidated subsidiaries	223,971	—	—		223,971

Net loss applicable to common stock	$(27,236,048)	$(40,169,017)	$(15,151,781)		$(2,220,412)

Net loss per share:
Basic	$(2.45)				$(0.20)
Diluted	$(2.45)				$(0.20)

Number of shares used in per share computation:
Basic	11,097,815				11,097,815
Diluted	11,097,815				11,097,815

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Balance Sheet

1)	Assets and liabilities directly attributable to Quantum at April 30, 2002. Additional paid-in capital represents the net book value of Quantum.

2)
The adjustment to cash represents a $15.0 million cash transfer from IMPCO to Quantum and the adjustment to current lines of credit represents the assumption by IMPCO of the $8.6 million outstanding under the debt facility.

Pro Forma Statement of Operations

1)	Quantum historical operating results for the fiscal year ended April 30, 2002.

2)
Specifically identified portion of corporate general and administrative expense directly attributable to Quantum for the fiscal year ended April 30, 2002. The adjusted amount does not include any portion of expected on-going expenses of IMPCO.

3)
The adjustment to income taxes represents the effect of Quantum research and development credits and operating losses. The effective income tax rate for IMPCO primarily represents the federal statutory rate plus state and foreign income taxes.

(c)	Exhibits.

Exhibit Number	Description
2.1	Contribution and Distribution Agreement, dated as of July 23, 2002, between the Registrant and Quantum Fuel Systems Technologies Worldwide, Inc. (1)

99.1	Tax Allocation and Indemnification Agreement, dated as of July 23, 2002, between the Registrant and Quantum Fuel Systems Technologies Worldwide, Inc. (1)

99.2	Transition Services Agreement, dated as of July 23, 2002, between the Registrant and Quantum Fuel Systems Technologies Worldwide, Inc. (1)

99.3	Employee Benefit Matters Agreement, dated as of July 23, 2002, between the Registrant and Quantum Fuel Systems Technologies Worldwide, Inc. (1)

99.4	Strategic Alliance Agreement, dated as of July 23, 2002, between the Registrant and Quantum Fuel Systems Technologies Worldwide, Inc. (1)

(1)	Incorporated by reference to the Annual Report on Form 10-K of Quantum Fuel Systems Technologies Worldwide, Inc., for the fiscal year ended April 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPCO TECHNOLOGIES, INC.

By:	/s/ W. BRIAN OLSON
W. Brian Olson Chief Financial Officer and Treasurer

Date: July 31, 2002

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Contribution and Distribution Agreement, dated as of July 23, 2002, between the Registrant and Quantum Fuel Systems Technologies Worldwide, Inc. (1)

99.1	Tax Allocation and Indemnification Agreement, dated as of July 23, 2002, between the Registrant and Quantum Fuel Systems Technologies Worldwide, Inc. (1)

99.2	Transition Services Agreement, dated as of July 23, 2002, between the Registrant and Quantum Fuel Systems Technologies Worldwide, Inc. (1)

99.3	Employee Benefit Matters Agreement, dated as of July 23, 2002, between the Registrant and Quantum Fuel Systems Technologies Worldwide, Inc. (1)

99.4	Strategic Alliance Agreement, dated as of July 23, 2002, between the Registrant and Quantum Fuel Systems Technologies Worldwide, Inc. (1)

(1)	Incorporated by reference to the Annual Report on Form 10-K of Quantum Fuel Systems Technologies Worldwide, Inc., for the fiscal year ended April 30, 2002.